Exhibit 99.1

News Release

3D Systems Corporation
333 Three D Systems Circle
Rock Hill, SC 29730
www.3dsystems.com
NYSE: DDD

Investor Contact:	Stacey Witten
Email: investor.relations@3dsystems.com
Media Contact:	Greg Caldwell
Email: press@3dsystems.com

3D Systems Names Malissia Clinton to Board of Directors

-	The Aerospace Corporation senior executive brings more than two decades of legal and aviation industry experience to 11-member board

ROCK HILL, South Carolina – March 15, 2019 - 3D Systems (NYSE: DDD) announced today the appointment of Malissia Clinton to its Board of Directors, effective immediately. Ms. Clinton currently serves as senior vice president, general counsel and secretary at Los Angeles-based The Aerospace Corporation.

“We are pleased to welcome Malissia to our Board of Directors,” said Vyomesh Joshi, president and chief executive officer, 3D Systems. “Her acute knowledge of key verticals and extensive background in compliance will play an integral role in helping us to continue to build on our strong operational foundation and advance our leadership position in the additive manufacturing industry.”

In her role at The Aerospace Corporation, Ms. Clinton provides legal advice and counsel to the senior management team, coordinating corporate transactions in partnership with the board of trustees and its committees, and maintaining custody of the corporate records. From 1998 to 2009, Clinton served in multiple management positions at Northrop Grumman, rising through the leadership ranks to become senior counsel for special projects in the Office of the General Counsel. From 1993 to 1998, Ms. Clinton worked at the law firm Tuttle and Taylor. Ms. Clinton earned her J.D. from Stanford Law School, where she also served as an editor of The Stanford Law Review. Since 2016, Ms. Clinton has served on the board of City of Hope, a leading independent research and treatment center for cancer, diabetes and other life-threatening diseases. She also is a board member of the Arizona State University Foundation.

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“It is a privilege to have the opportunity to join the pioneer of the additive manufacturing industry at a time when we’re seeing so much transformation and innovation,” said Ms. Clinton. “I look forward to working hand-in-hand with my fellow board members and 3D Systems’ executive leadership team to elevate awareness of its innovative culture and help customers unlock the full potential of the company’s unmatched portfolio."

Forward-Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward looking statements can be identified by terms such as “believes,” “belief,” “expects,” “may,” “will,” “estimates,” “intends,” “anticipates” or “plans” or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management’s beliefs, assumptions and current expectations and may include comments as to the company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings “Forward-Looking Statements” and “Risk Factors” in the company’s periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as the date of the statement. 3D Systems undertakes no obligation to update or review any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances or otherwise.

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About 3D Systems

More than 30 years ago, 3D Systems brought the innovation of 3D printing to the manufacturing industry. Today, as the leading additive manufacturing solutions company, it empowers manufacturers to create products and business models never before possible through transformed workflows. This is achieved with the Company’s best-of-breed digital manufacturing ecosystem - comprised of plastic and metal 3D printers, print materials, on demand manufacturing services and a portfolio of end-to-end manufacturing software. Each solution is powered by the expertise of the company’s application engineers who collaborate with customers to transform manufacturing environments. 3D Systems’ solutions address a variety of advanced applications for prototyping through production in markets such as aerospace, automotive, medical, dental and consumer goods. More information on the company is available at www.3dsystems.com.

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